UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 12, 2021

Date of Report (Date of earliest event reported)

Generation Hemp, Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-55019	26-3119496
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8533 Midway Road Dallas, Texas	75209
(Address of principal executive offices)	(Zip Code)

(469) 209-6154

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and other reports filed by us from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect the current view of our management with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) as they relate to our industry, our operations and results of operations, and any businesses that we may acquire. Should one or more of the events described in these risk factors materialize, or should our underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the U.S. federal securities laws, we do not intend to update any of the forward-looking statements to conform them to actual results. The following discussion should be read in conjunction with our pro forma financial statements and the related notes that will be filed herein.

Item 1.01 Entry into a Material Definitive Agreement.

On July 11, 2021, but effective as of June 30, 2021, Generation Hemp, Inc.’s (the “Company”) wholly-owned subsidiary, GENH Halcyon Acquisition, LLC (“GENH”), entered into a Biomass Tolling Agreement (the “Agreement”) with GenCanna Acquisition Corp. (“GenCanna”). Under the Agreement, GENH will process and dry hemp at its Halcyon Facility in Hopkinsville, Kentucky. The Agreement provides for certain amounts of hemp to be processed and dried upon the direction of GenCanna and provides for certain storage and delivery requirements. GenCanna will have the option to either (i) elect to require GENH to deliver 25% of the dried product to GenCanna with GENH being entitled to keep the remaining 75% of the dried product, or (ii) elect to take 100% of the dried product with GENH being entitled to a drying fee of $0.40 per wet pound of hemp. The Agreement has an Initial Term through December 31, 2022, with additional eight (8) month extension options upon the mutual agreement of GENH and GenCanna,

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On July 1, 2021, the Board of Directors (the “Board”) of the Company approved that the number of directors be increased from one (1) to four (4) members and also recommended that stockholders elect Gary C. Evans, Joe McClaugherty, Gary D. Elliston, and John Harris to the Board. On July 12, 2021, the Majority Stockholders, representing 57.2% of the outstanding voting power of the Company, elected Messrs. Evans, McClaugherty, Elliston, and Harris to the Board to each serve as director of the Company with such terms to begin no sooner than the 20th calendar day after the date on which the Information Statement and the accompanying notice are mailed to the Company’s stockholders (the “Effective Date”), which is currently estimated to be on or about August 15, 2021.

There is no arrangement or understanding between any of Messrs. Evans, McClaugherty, Elliston, and Harris and any other persons pursuant to which Messrs. Evans, McClaugherty, Elliston, and Harris were elected as a director.

There are no family relationships between any of Messrs. Evans, McClaugherty, Elliston, and Harris and any director or executive officer of the Company.

Each of Messrs. Evans, McClaugherty, Elliston, and Harris, will enter into the Company’s standard form of indemnification agreement, a copy of which has been attached as Appendix E to the Company’s Preliminary Information Statement on Schedule 14C, filed with the Securities and Exchange Commission on July 14, 2021.

2

Related Transactions

Home Treasure Finders Merger On November 27, 2019, Generation Hemp, Inc. (f/k/a Home Treasure Finders, Inc.) (“HTF”) completed the purchase of approximately 68% of the common stock of Energy Hunter Resources, Inc. (“EHR”) through the issuance of 6,328,948 shares of the Company’s Series A Preferred Stock (“Series A Preferred”). Each share of the Series A Preferred; (a) converts into 12 shares of Common Stock, (b) possesses full voting rights, on an as-converted basis, with the Common Stock, and (c) has no dividend rate. The acquisition, together with the other transactions contemplated by the Stock Purchase Agreement, dated August 15, 2019 are referred to herein as the “Transaction”. In connection with the closing of the Transaction, HTF changed its name to Generation Hemp, Inc. The Transaction was accounted for as a reverse merger, whereby EHR is considered to be the accounting acquirer and became a majority-owned subsidiary of the Company. Accordingly, the Company’s historical financial statements prior to the reverse merger were replaced with the historical financial statements of EHR prior to the reverse merger and in this and all future filings with the U.S. Securities and Exchange Commission.

Upon completion of the Transaction, Gary C. Evans, previous Chairman and Chief Executive Officer of Energy Hunter Resources, Inc., became Chairman of the Board of Directors and Chief Executive Officer. In addition, through this Transaction, Mr. Evans and Mr. McClaugherty, acquired their ownership of the Series A Preferred.

2021 Issuances of Common Stock Units – In the first quarter of 2021, the Company issued 800,000 common stock units for total proceeds of $400,000. Each common stock unit consists of one share of common stock and a warrant for the purchase of two shares of common stock for $0.50 each. Each warrant is exercisable any time before its expiration on the second anniversary of its issuance. Mr. Evans purchased 100,000 commons stock units in this issuance.

Subordinated Promissory Note to Gary C. Evans – Gary C. Evans made advances of $490,000 to the Company during 2020 under a subordinated promissory note due September 30, 2021. The note bears interest at 10% per annum. Accrued interest on this subordinated promissory note totaled $22,393 at December 31, 2020.

December 2020 Issuance of Series B Preferred Stock Units – On December 30, 2020, the Company sold to certain accredited investors, including Gary C. Evans (50 shares), CEO and chairman, and Gary Elliston (25 shares), one of our incoming directors, an aggregate of 135 preferred stock units comprised of (i) one share of Series B Redeemable Convertible Preferred Stock, no par value, and (ii) one warrant exercisable for 50,000 shares of common stock of the Company. On March 9, 2021, Mr. Elliston exercised cash warrants received by him in the Series B Preferred Stock Unit issuance for 1,250,000 shares of common stock.

Gary C. Evans Convertible Note with EHR. In October and December of 2019, Mr. Evans advanced EHR $370,770 under a convertible note bearing interest at 10% per annum. This note, including accrued interest, was converted into 1,061,970 shares of common stock on December 31, 2019.

EHR Series C Preferred Stock – In the third quarter of 2019, EHR raised $850,000 of additional funding through the issuance of 34,000 shares of EHR Series C Preferred Stock. The EHR Series C Preferred Stock converted into 2,414,773 shares of EHR’s common stock upon completion of the Transaction. These common shares were initially accounted for as non-controlling interests in EHR. In an exchange transaction effective November 27, 2019, the Company acquired these non-controlling interests representing approximately 26% of the ownership of EHR through the issuance of 2,414,773 shares of Company common stock and 14,488,638 warrants for the purchase of Company common stock. The warrants have an exercise price of $0.352 per share and expire on November 27, 2021. The warrants may be redeemed beginning October 1, 2020 for $0.0001 per warrant at the Company’s option with 30-days advanced notice should the volume weighted average price exceed $1.00 for any five out of seven consecutive trading days with a minimum average daily trading volume for such seven-day period of at least 25,000 shares of common stock. One-half of the warrants have a cashless exercise feature.

In connection with the exchange transaction, on November 27, 2019, John Harris, an incoming director, obtained beneficial ownership of 71,022 shares of common stock, 213, 068 cash warrants, and 213,068 cashless warrants. On February 26, 2021, the cash warrants were exercised for the purchase of 213,068 shares of common stock. Also, at the time of the exchange, Gary Elliston, an incoming director, received 710,227 shares of common stock, 2,130,682 cash warrants, and 2,130,682 cashless warrants. On March 9, 2021, Mr. Elliston exercised all of his cash warrants and received 2,130,682 shares of common stock. Lastly, at the time of the exchange, Joe McClaugherty, also an incoming director, received 71,022 shares of common stock, 213, 068 cash warrants, and 213,068 cashless warrants.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Common Stock and the Series A Preferred Stock of the Company are the only classes of outstanding voting stock of the Company. As of July 1, 2021, there were 34,977,953 shares of Common Stock and 6,328,948 shares of Series A Preferred issued and outstanding. On July 12, 2021, the following holders of shares of the Common Stock and Series A Preferred Stock, representing 57.2% of the outstanding voting power of the Company (the “Majority Stockholders”), executed the written consent of the Majority Stockholders approving the Corporate Actions, described below (the “Corporate Actions”):

Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Shares of Series A Preferred held (1)	Number of Votes held by Majority Stockholder (1)	Number of Votes that Voted in favor of the Corporate Actions	Percentage of the Voting Equity that Voted in favor of the Corporate Actions (2)
Gary C. Evans	1,161,970	3,000,000	37,161,970	37,161,970	33.5%

Satellite Overseas (Holdings) Limited	1,000,000	2,105,262	26,263,144	26,263,144	23.7%
Total	2,161,970	5,105,262	63,425,114	63,425,114	57.2%

(1)	Each share of the Series A Preferred Shaes (a) are, upon the occurrence of certain events, convertible into 12 shares of Common Stock, (b) shall possess full voting rights, on an as-converted basis, as the Common Stock of the Company, and (c) have no dividend rate.
(2)	Based on 110,925,329 shares of Common Stock entitled to vote, including the number of shares of Common Stock entitled to vote under the Series A Preferred Shares, on an as-converted basis.

Since the Board and Majority Stockholders voted in favor of the Corporate Actions, all corporate actions necessary to authorize the Corporate Actions have been taken.

Corporate Actions:

Pursuant to the above mentioned written consent, the Majority Stockholders approved by written consent the following matters:

Election of Directors

The following nominees for election to the Board were elected by the written consent of the Majority Stockholders.

Name of Director Nominee	Votes FOR	Votes AGAINST	Votes ABSTAIN
Gary C. Evans	63,425,114	0	0
Joe McClaugherty	63,425,114	0	0
Gary D. Elliston	63,425,114	0	0
John Harris	63,425,114	0	0

Plan of Conversion

The Majority Stockholders have approved a change the state of incorporation of the Company from the State of Colorado to the State of Delaware (the “Conversion”) through a plan of conversion (the “Plan of Conversion”), the Plan of Conversion pursuant to which the Company will effect the Conversion, in compliance with the Delaware General Corporation Law (the “DGCL”) and the Colorado Business Corporation Act. In connection with the Conversion, the Company will adopt a new certificate of incorporation (“Delaware Certificate”) and bylaws under the laws of the State of Delaware. The Plan of Conversion and Delaware Certificate will be filed with the Secretary of State for the State of Delaware after the Effective Date at the direction of the Board.

The written consent vote for such action, as of July 12, 2021, was:

Written Consent Vote	Votes FOR	Votes AGAINST	Votes ABSTAIN
Totals:	63,425,114	0	0

Ratification of Auditors

The Board has appointed Marcum LLP, certified public accountants to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021. The Majority Stockholders ratified the Board’s appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The written consent vote for such action, as of July 12, 2021, was:

Written Consent Vote	Votes FOR	Votes AGAINST	Votes ABSTAIN
Totals:	63,425,114	0	0

Adoption of the 2021 Omnibus Incentive Plan (the “2021 Plan”)

Our 2021 Plan was adopted by our Board on July 1, 2021. The 2021 Plan provides for the initial reservation of 15 million shares of Common Stock for issuance thereunder, and provides that the maximum number of shares that may be issued pursuant to the exercise of ISOs is 15,000,000. The number of shares of Common Stock available for issuance under the 2021 Plan constituted approximately 13.1% of the Company’s fully diluted shares of Common Stock outstanding as of the date of Board approval, including shares issuable upon the conversion of Series A and Series B Preferred Shares, as calculated on an as-converted basis. On the one-year anniversary date of the 2021 Plan, the number of shares of Common Stock reserved for issuance thereunder shall automatically increase to 20% of the fully diluted shares of Common Stock outstanding, including shares issuable upon the conversion of Series A and Series B Preferred Shares, as calculated on an as-converted basis.

The Majority Stockholders approved the 2021 Plan on July 12, 2021. The written consent vote, as of July 12, 2021, was:

Written Consent Vote	Votes FOR	Votes AGAINST	Votes ABSTAIN
Totals:	63,425,114	0	0

Ratification Of Indemnification Agreement

On July 1, 2021 the Board adopted and, by written consent, on July 12, 2021, the Majority Shareholders approved a form of indemnification agreement to be entered into by the Company and each of its current and future directors and executive officers following the Conversion. The Board further authorized the Company to enter into an indemnification agreement with any other persons or categories of persons that may be designated from time to time by the Board.

The written consent vote for such action, as of July 12, 2021, was:

Written Consent Vote	Votes FOR	Votes AGAINST	Votes ABSTAIN
Totals:	63,425,114	0	0

Item 8.01 Other Information

On July 14, 2021, the Company issued a press release announcing the appointment of Messrs. Evans, McClaugherty, Elliston, and Harris to the Company’s Board and other governance matters. A copy of the press release is filed hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	BiomassTolling Agreement, dated July 11, 2021, but effective as of June 30, 2021, by and between GenCanna Acquisition Corp. and GENH Halcyon Acquisition, LLC.

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Generation Hemp, Inc. has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION HEMP, INC.

Date: July 14, 2021	By:	/s/ Gary C. Evans
Gary C. Evans
Chief Executive Officer